UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2023

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

FACT Acquisition I Corp.

14 Wall Street, 20th Floor, New York, NY 10005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSLR	The Nasdaq Select Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	CSLRW	The Nasdaq Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Overview

Complete Solaria, Inc. (f/k/a Complete Solar Holding Corporation), a Delaware corporation (“Legacy Complete Solaria”), FACT Acquisition I Corp., a Cayman Islands exempted company (“FACT” and, after the Domestication as described below, the “Company”), Jupiter Merger Sub I Corp., a Delaware corporation and wholly-owned subsidiary of FACT (“First Merger Sub”), Jupiter Merger Sub II LLC, a Delaware limited liability company and a wholly-owned subsidiary of FACT (“Second Merger Sub”) and The Solaria Corporation, a Delaware corporation and a wholly-owned indirect subsidiary of Complete Solaria (“Solaria”), entered into that certain Amended and Restated Business Combination Agreement, dated as of May 26, 2023 (as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”).

On July 17, 2023, as previously disclosed and as contemplated by the Business Combination Agreement and described in the definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2023, as supplemented by the supplement to the proxy statement/prospectus filed with the SEC on July 10, 2023 (the “Proxy Statement”) in the section titled “Proposal No. 2—Domestication Proposal” beginning on page 183 of the Proxy Statement, FACT filed an application for deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which FACT was domesticated and continues as a Delaware corporation, changing its name to “Complete Solaria, Inc.” (the “Domestication”).

On July 18, 2023 (the “Closing Date”) and following the approval at an extraordinary general meeting of the shareholders of FACT held on July 11, 2023 (the “Special Meeting”), as contemplated by the Business Combination Agreement and described in the Proxy Statement in the section titled “Proposal No. 1—The Business Combination Agreement” beginning on page 124 of the Proxy Statement, the parties consummated the closing of the transactions contemplated by the Business Combination Agreement (collectively, the “Business Combination”), whereby (i) First Merger Sub merged with and into Legacy Complete Solaria, with Legacy Complete Solaria surviving as a wholly-owned subsidiary of the Company (the “First Merger”), (ii) immediately thereafter and as part of the same overall transaction, Legacy Complete Solaria merged with and into Second Merger Sub, with Second Merger Sub surviving as a wholly-owned subsidiary of the Company (the “Second Merger”), and Second Merger Sub changed its name to “CS, LLC”, and (iii) immediately after the consummation of the Second Merger and as part of the same overall transaction, Solaria merged with and into a newly formed Delaware limited liability company and wholly-owned subsidiary of the Company and changed its name to “SolarCA LLC” (“Third Merger Sub”), with Third Merger Sub surviving as a wholly-owned subsidiary of the Company (the “Additional Merger”, and together with the First Merger and the Second Merger, the “Mergers”).

In connection with Special Meeting, holders of FACT Class A Ordinary Shares had the right to elect to redeem all or a portion of their FACT Class A Ordinary Shares for a per share price calculated in accordance with FACT’s organizational documents. As of the Closing Date, holders of 7,784,739 shares of Class A Ordinary Shares had validly elected to redeem their Class A Ordinary Shares for a full pro rata portion of the trust account holding the proceeds from FACT’s initial public offering, or approximately $10.56 per share and $82,240,293 the aggregate.

Conversion and Exchange of Equity in the Business Combination

At the effective time of the First Merger, each share of Legacy Complete Solaria common stock and Legacy Complete Solaria preferred stock (together, “Legacy Complete Solaria Capital Stock”) issued and outstanding immediately prior to such time (other than (x) any shares of Legacy Complete Solaria restricted stock or shares of Legacy Complete Solaria common stock subject to options to purchase shares of Legacy Complete Solaria common stock (“Legacy Complete Solaria Options”) or warrants exercisable for shares of Complete Solaria common stock (“Legacy Complete Solaria Warrants”), (y) any shares of Legacy Complete Solaria Capital Stock held in treasury by Legacy Complete Solaria, which treasury shares will be canceled as part of the First Merger, and (z) any shares of Complete Solaria Capital Stock held by stockholders of Legacy Complete Solaria who have perfected and not withdrawn a demand for appraisal rights pursuant to the applicable provisions of the Delaware General Corporation Law, as amended) were canceled and converted into the right to receive: a number of shares of Complete Solaria Common Stock equal to the quotient obtained by dividing (i) the Aggregate Merger Consideration (as defined below) by (ii) the aggregate fully diluted number of shares of Legacy Complete Solaria common stock issued and outstanding immediately prior to the Mergers as calculated pursuant to the Business Combination Agreement (such quotient, the “Merger Consideration Per Fully Diluted Share”), plus a number of warrants of Complete Solaria (“Complete Solaria Warrants”) equal to a portion of the Aggregate Warrant Consideration (as defined below), calculated on a pro rata basis based on the percentage interest of issued and outstanding shares of Legacy Complete Solaria Capital Stock held by the holder of such share of Legacy Complete Solaria Capital Stock.

At the effective time of the First Merger, all Legacy Complete Solaria Options and Legacy Complete Solaria Warrants outstanding as of immediately prior to such time were converted into options of Complete Solaria (“Complete Solaria Options”) and Complete Solaria Warrants, respectively. Each such Complete Solaria Option and Complete Solaria Warrant relate to a number of whole shares of Complete Solaria Common Stock (rounded down to the nearest whole share) equal to (i) the number of shares of Legacy Complete Solaria common stock subject to the applicable Legacy Complete Solaria Option or Legacy Complete Solaria Warrant multiplied by (ii) the Merger Consideration Per Fully Diluted Share. The exercise price for each Complete Solaria Option and Complete Solaria Warrant equals (i) the exercise price per share of the applicable Complete Solaria Option or Complete Solaria Warrant divided by (ii) the Merger Consideration Per Fully Diluted Share (rounded up to the nearest full cent).

At the effective time of the First Merger, each share of Legacy Complete Solaria restricted stock issued and outstanding immediately prior to such time was cancelled and converted into a number of shares of Complete Solaria Common Stock equal to the Merger Consideration Per Fully Diluted Share. Each such share of Complete Solaria Common Stock will include substantially the same terms and conditions as are in effect with respect to the applicable share of Legacy Complete Solaria restricted stock, except that the per share repurchase price of such share of Legacy Complete Solaria Common Stock will equal the quotient obtained by dividing (i) the per share repurchase price applicable to the applicable share of Complete Solaria restricted stock by (ii) the Merger Consideration Per Fully Diluted Share, rounded up to the nearest cent.

The aggregate number of shares of Complete Solaria Common Stock (the “Aggregate Merger Consideration”) issuable in connection with the consummation of the First Merger equals the quotient of: the sum of (x) $225,000,000 and (y) the product of (1) $10.00 and (2) the total number of shares of Complete Solaria Common Stock into which the Complete Solaria convertible notes would be convertible immediately prior to (but contingent upon) the consummation of the First Merger, divided by $10.00. The aggregate number of Complete Solaria Warrants (the “Aggregate Warrant Consideration”) consists of 6,266,667 Complete Solaria Warrants.

A description of the Business Combination and the terms of the Business Combination Agreement are the Proxy Statement in the section titled “Proposal No. 1—The Business Combination Agreement” beginning on page 124 of the Proxy Statement. The foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by the full text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Forward Purchase Agreements

As previously disclosed, on July 13, 2023, FACT and Legacy Complete Solaria, Inc. entered into separate agreements (each a “Forward Purchase Agreement”, and together, the “Forward Purchase Agreements”) with each of (i) Meteora Special Opportunity Fund I, LP (“MSOF”), Meteora Capital Partners, LP (“MCP”) and Meteora Select Trading Opportunities Master, LP (“MSTO”) (with MSOF, MCP, and MSTO collectively as “Meteora”); (ii) Polar Multi-Strategy Master Fund (“Polar”), and (iii) Diametric True Alpha Market Neutral Master Fund, LP, Diametric True Alpha Enhanced Market Neutral Master Fund, LP, and Pinebridge Partners Master Fund, LP (collectively, “Sandia”, and each of Meteora, Polar, and Sandia, individually, a “Seller”, and together, the “Sellers”) for OTC Equity Prepaid Forward Transactions. For purposes of the Forward Purchase Agreements, FACT is referred to as the “Counterparty” prior to the Business Combination, while Complete Solaria is referred to as the “Counterparty” after the consummation of the Business Combination. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreements. Any reference herein to the “Forward Purchase Agreement” are to be treated as a reference to each Seller’s separate agreement and should be construed accordingly and any action taken by a Seller should be construed as an action under its own respective agreement.

Pursuant to the terms of the Forward Purchase Agreements, the Sellers intended, but were not obligated, to purchase up to a number of shares of FACT Class A Ordinary Shares in the aggregate amount equal to up to 6,720,000, concurrently with the Closing pursuant to each Seller’s respective FPA Funding Amount PIPE Subscription Agreement (as defined below), less, in the case of Meteora and Sandia, the number of FACT Class A Ordinary Shares purchased by each Seller separately from third parties through a broker in the open market (“Recycled Shares”). No Seller was required to purchase an amount of FACT Class A Ordinary Shares such that following such purchase, that Seller’s ownership would exceed 9.9% of the total FACT Class A Ordinary Shares outstanding immediately after giving effect to such purchase, unless such Seller, at its sole discretion, waived such 9.9% ownership limitation. The Number of Shares subject to a Forward Purchase Agreement was subject to reduction following a termination of the Forward Purchase Agreements with respect to such shares as described under “Optional Early Termination” in the respective Forward Purchase Agreements. Meteora and Sandia intended to purchase FACT Class A Ordinary Shares pursuant to their respective FPA Funding Amount PIPE Subscription Agreement and from third parties (other than Counterparty) through a broker in the open market (other than through Counterparty), and Polar intended to purchase FACT Class A Ordinary Shares solely through its FPA Funding Amount PIPE Subscription Agreement.

Each Forward Purchase Agreement provided that a Seller be paid directly an aggregate cash amount (the “Prepayment Amount”) equal to the product of (i) the Number of Shares as set forth in each Pricing Date Notice and (ii) the redemption price per share as defined in Article 49.5 of FACT’s Amended and Restated Article of Association, as amended (the “Initial Price”).

The Counterparty paid to each Seller separately the Prepayment Amount required under the respective Forward Purchase Agreement directly from the Counterparty’s Trust Account maintained by Continental Stock Transfer and Trust Company holding the net proceeds of the sale of the units in the Counterparty’s initial public offering and the sale of private placement warrants (the “Trust Account”) no later than the earlier of (a) one business day after the Closing Date and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination, except that to the extent the Prepayment Amount payable to a Seller is to be paid from the purchase of Additional Shares by such Seller pursuant to the terms of its FPA Funding Amount PIPE Subscription Agreement, such amount was netted against such proceeds, with such Seller reducing the purchase price for the Additional Shares by the Prepayment Amount. For the avoidance of doubt, any Additional Shares purchased by a Seller are included in the Number of Shares for its respective Forward Purchase Agreement for all purposes, including for determining the Prepayment Amount.

Following the Closing, the reset price (the “Reset Price”) is initially the Initial Price and is subject to a $5.00 floor (the “Reset Floor Price”). The Reset Price will be subject to reset on a monthly basis (each a “Reset Date”) with the first such Reset Date occurring 180 days after the Closing Date to be the lowest of (a) the then-current Reset Price, (b) the Initial Price and (c) the 30-day VWAP Price of the Shares immediately preceding such Reset Date; provided, however, that the Reset Price may be reduced immediately to any lower price at which the Counterparty sells, issues or grants any FACT Class A Ordinary Shares or securities convertible or exchangeable into FACT Class A Ordinary Shares (other than, among other things, grants or issuances under the Counterparty’s equity compensation plans, any securities issued in connection with the Business Combination or any securities issued in connection with the PIPE Subscription Agreements (as defined below)), subject to certain exceptions, in which case the Reset Price Floor would be eliminated.

From time to time and on any date following the Business Combination (any such date, an “OET Date”), any Seller may, in its absolute discretion, terminate its Forward Purchase Agreement in whole or in part by providing written notice to the Counterparty (the “OET Notice”), no later than the next Payment Date following the OET Date (which shall specify the quantity by which the Number of Shares shall be reduced (such quantity, the “Terminated Shares”)). The effect of an OET Notice shall be to reduce the Number of Shares by the number of Terminated Shares specified in such OET Notice with effect as of the related OET Date. As of each OET Date, the Counterparty shall be entitled to an amount from the Seller, and the Seller shall pay to the Counterparty an amount, equal to the product of (x) the number of Terminated Shares and (y) the Reset Price in respect of such OET Date. The payment date may be changed within a quarter at the mutual agreement of the parties.

The valuation date will be the earliest to occur of (a) the second anniversary of the Closing Date, (b) the date specified by a Seller in a written notice to be delivered to the Counterparty at a Seller’s discretion (which Valuation Date shall not be earlier than the day such notice is effective) after the occurrence of any of (w) a VWAP Trigger Event (x) a Delisting Event, (y) a Registration Failure or (z) unless otherwise specified therein, upon any Additional Termination Event and (c) 90 days after delivery by the Counterparty of a written notice in the event that for any 20 trading days during a 30 consecutive trading day-period that occurs at least six months after the Closing Date, the VWAP Price is less than the then applicable Reset Price, provided that a Registration Statement was effective and available for the entire measurement period and remains continuously effective and available during the entire 90 day notice period (the “Valuation Date”).

On the Cash Settlement Payment Date, which is the tenth business day following the last day of the valuation period commencing on the Valuation Date, a Seller shall pay the Counterparty a cash amount equal to (1) (A) the Number of Shares as of the Valuation Date less the number of Unregistered Shares, multiplied by (B) the volume-weighted daily VWAP Price over the Valuation Period less (2) if the Settlement Amount Adjustment is less than the cash amount to be paid, the Settlement Amount Adjustment. The Settlement Amount Adjustment is equal to (1) the Number of Shares as of the Valuation Date multiplied by (2) $2.00 per share, and the Settlement Amount Adjustment will be automatically netted from the Settlement Amount. If the Settlement Amount Adjustment exceeds the Settlement Amount, the Counterparty will pay the Seller in FACT Class A Ordinary Shares or, at the Counterparty’s election, in cash.

Each Seller has agreed to waive any redemption rights under FACT’s Amended and Restated Articles of Association, as amended, with respect to any FACT Class A Ordinary Shares purchased through the FPA Funding Amount PIPE Subscription Agreement and (in the case of the Sellers other than Polar) any Recycled Shares in connection with the Business Combination, that would require redemption by FACT of the Shares. Such reduced the number of FACT Class A Ordinary Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. Each Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934, as amended.

The foregoing description of the agreements is a summary only and is qualified in its entirety by the full text of the Forward Purchase Agreements with each of Meteora, Polar and Sandia, copies of which are attached hereto as Exhibits 10.24, 10.25 and 10.26, respectively, which are incorporated herein by reference.

FPA Funding Amount PIPE Subscription Agreements

As previously disclosed, on July 13, 2023, FACT entered into separate subscription agreements (the “FPA Funding Amount PIPE Subscription Agreements”) with each of Meteora, Polar, and Sandia (collectively, the “FPA Funding PIPE Investors”). Any reference herein to the “FPA Funding Amount PIPE Subscription Agreements” are to be treated as a reference to each FPA Funding PIPE Investor’s separate agreement and should be construed accordingly and any action taken by a FPA Funding PIPE Investor should be construed as an action under its own respective agreement.

Pursuant to the FPA Funding PIPE Subscription Agreements, the FPA Funding PIPE Investors agreed to subscribe for and purchase, and FACT issued and sold to the FPA Funding PIPE Investors, on the Closing Date, an aggregate of 4,508,488 shares of FACT Class A Ordinary Shares, less, in the case of Meteora and Sandia, an aggregate of 1,161,512 Recycled Shares in connection with the Forward Purchase Agreements.

The foregoing description of the agreements is a summary only and is qualified in its entirety by the full text of the FPA Funding Amount Pipe Subscription Agreements with each of Meteora, Polar and Sandia, copies of which are attached hereto as Exhibits 10.27, 10.28 and 10.29, respectively, which are incorporated herein by reference.

New Money PIPE Subscription Agreements

As previously disclosed, on July 13, 2023, FACT entered into separate subscription agreements (the “New Money PIPE Subscription Agreements” and together with the FPA Funding Amount PIPE Subscription Agreements, the “PIPE Subscription Agreements”) with each of Meteora, and Sandia (collectively, the “New Money PIPE Investors”). Any reference herein to the “New Money PIPE Subscription Agreements” are to be treated as a reference to each New Money PIPE Investor’s separate agreement and should be construed accordingly and any action taken by a New Money PIPE Investor should be construed as an action under its own respective agreement.

Pursuant to the New Money PIPE Subscription Agreements, the New Money PIPE Investors agreed to subscribe for and purchase, and FACT agreed to issued and sold to the New Money PIPE Investors, on or around the Closing Date, an aggregate of 120,000 FACT Class A Ordinary Shares for a purchase price of $5.00 per share, for aggregate gross proceeds of $600,000. Pursuant to its New Money PIPE Subscription Agreement, FACT issued 160,000 FACT Class A Ordinary Shares in consideration of certain services provided by it in the structuring of its Forward Purchase Agreement and the transactions described therein.

The foregoing description of the agreements is a summary only and is qualified in its entirety by the full text of the New Money Pipe Subscription Agreements with each of Meteora and Sandia, copies of which are attached hereto as Exhibits 10.30 and 10.31, respectively, which are incorporated herein by reference.

PIPE Financing (Private Placement)

On or around the Closing Date, certain investors (the “PIPE Investors”) purchased from the Company an aggregate of 1,633,000 shares of Complete Solaria Common Stock (the “PIPE Shares”) for a purchase price of $10.00 per share, for aggregate gross proceeds of $16,330,000 (the “PIPE Financing”) pursuant to subscription agreements (the “Subscription Agreements”). In connection with the PIPE Financing, pursuant to the Subscription Agreements the Sponsor transferred to the PIPE Investors, on a pro rata basis, for no consideration an aggregate of 5,193,960 shares of Class B ordinary shares of FACT concurrently with the issuance of the subscribed shares. Pursuant to the Subscription Agreements, the Company agreed to provide the PIPE Investors with certain registration rights with respect to the PIPE Shares.

The foregoing description of the agreements is a summary only and is qualified in its entirety by the full text of the Form of Subscription Agreement, a copy of which are attached hereto as Exhibit 10.32, which is incorporated herein by reference.

Support Agreements

Pursuant to the terms of the Business Combination Agreement, Legacy Complete Solaria obtained and delivered sponsor support agreements (“Sponsor Support Agreements”) and stockholder support agreements (“Stockholder Support Agreements”) executed by certain equityholders of Legacy Complete Solaria and the Sponsor (the “Supporting Equityholders”). Under the Sponsor Support Agreements, Sponsor stockholders agreed to (a) vote in favor of the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement and (b) certain restrictions on their Complete Solaria securities, in each case upon the terms and subject to the conditions set forth therein. Under the Stockholder Support Agreement, the Legacy Complete Solaria stockholders agreed, among other things, to execute and deliver a written consent adopting the Business Combination Agreement and related transactions and approving the Business Combination.

The Sponsor Support Agreements and Stockholder Support Agreements are described in the Proxy Statement in the sections titled “Proposal No. 1—The Business Combination Proposal—Related Agreements—The Sponsor Support Agreement” and “Proposal No. 1—The Business Combination Proposal—Related Agreements—Complete Solaria Stockholder Support Agreement” on page 147 of the Proxy Statement.

The foregoing description of the agreements is a summary only and is qualified in its entirety by the full text of the form of the Sponsor Support Agreement and Stockholder Support Agreement, copies of which are attached hereto as Exhibits 10.2 and 10.3, respectively, which are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Lock-Up Agreements

In connection with the Business Combination, the Company, certain stockholders of the Sponsor, including the PIPE Investors, and certain stockholders, officers and directors of Legacy Complete Solaria entered into a lock-up agreement (the “Lock-Up Agreement”). Collectively, these individuals and entities hold an aggregate of 12,393,453 shares of Common Stock. The terms of the Lock-Up Agreement are described in the Proxy Statement in the section titled “Proposal No. 1—The Business Combination Proposal—Related Agreements—Lock-Up Agreement” on page 148 of the Proxy Statement.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by the full text of the form of Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On the Closing Date, that certain Registration Rights Agreement, dated February 25, 2021, was amended and restated, and certain persons and entities receiving shares of Common Stock pursuant to the Business Combination Agreement and certain persons and entities holding securities of FACT prior to the Closing entered into the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). The terms of the A&R Registration Rights Agreement are described in the Proxy Statement in the section titled “Proposal No. 1—The Business Combination Proposal—Related Agreements—Amended and Restated Registration Rights Agreement” on page 147 of the Proxy Statement.

The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of A&R Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with all of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.23 and incorporated herein by reference.

Item 2.01	Completion of Acquisition of Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01 of this Current Report on Form 8-K.

As of the Closing Date and following the completion of the Business Combination, the Company had the following outstanding securities:

•	43,779,577 shares of Common Stock;

•	3,381,726 warrants, each exercisable for one share of Common Stock with a weighted average price of $1.90 per share (the “Legacy Warrants”); and

•	21,874,891 warrants, each exercisable for one share of Common Stock at a price of $11.50 per share (the “Warrants”).

FORM 10 INFORMATION

Item 2.01(f) of this Current Report on Form 8-K states that if the predecessor registrant was a shell company, as FACT was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to FACT, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” and “would” and the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•

the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Closing;

•	the Company’s financial and business performance following the Business Combination, including financial projections and business metrics;

•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	the Company’s ability to meet the expectations of new and current customers, and its ability to achieve market acceptance for our products;

•	the Company’s expectations and forecasts with respect to market opportunity and market growth;

•	the ability of the Company’s products and services to meet customers’ compliance and regulatory needs;

•	the Company’s ability to attract and retain qualified employees and management;

•	the Company’s ability to develop and maintain its brand and reputation;

•	developments and projections relating to the Company’s competitors and industry;

•	changes in general economic and financial conditions, inflationary pressures and the resulting impact demand, and the Company’s ability to plan for and respond to the impact of those changes;

•	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	the Company’s future capital requirements and sources and uses of cash;

•	the Company’s ability to obtain funding for its operations and future growth; and

•	The Company’s business, expansion plans and opportunities.

Please see the other risks and uncertainties set forth in the Proxy Statement in the section titled “Risk Factors” beginning on page 69 of the Proxy Statement, which is incorporated herein by reference.

In addition, statements that “Complete Solaria believes” or “FACT believes” and similar statements reflect FACT’s or Complete Solaria’s beliefs and opinions on the relevant subject. These statements are based upon information available to Complete Solaria or FACT, as the case may be, as of the date of the Proxy Statement, and while Complete Solaria or FACT, as the case may be, believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that such party has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

Business and Properties

The business and properties of FACT and Legacy Complete Solaria prior to the Business Combination are described in the Proxy Statement in the sections titled “Information About FACT” and “Business of Complete Solaria, Inc.” beginning on pages 252 and 265, respectively, of the Proxy Statement, and such descriptions are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 69 of the Proxy Statement and are incorporated herein by reference.

Financial Information

Unaudited Condensed Financial Statements

The unaudited condensed financial statements as of April 2, 2023 and for the thirteen weeks ended April 2, 2023 and three months ended March 31, 2022 of Legacy Complete Solaria are set forth in Exhibit 99.2 hereto.

These unaudited condensed financial statements should be read in conjunction with the historical audited financial statements of Legacy Complete Solaria as of and for the years ended December 31, 2022, 2021 and 2020 and the related notes included in the Proxy Statement beginning on page F-54 of the Proxy Statement.

Unaudited Pro Forma Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for three months ended March 31, 2023 and the unaudited pro forma combined statement of operations for the year ended December 31, 2022 is set forth in Exhibit 99.3.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Complete Solaria for the thirteen weeks ended April 2, 2023 and three months ended March 31, 2022, and as of and for the years ended December 31, 2022, 2021 and 2020 is included in Exhibit 99.4 hereto, and is incorporated herein by reference.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are as follows, with each person’s biography and familial relationship, if any, described in the Proxy Statement in the section titled “Management of New Complete Solaria Following the Business Combination” beginning on page 307 of the Proxy Statement, which is incorporated herein by reference.

Name	Age	Position
William J. Anderson	47	Chief Executive Officer and Director
Brian Wuebbels	50	Chief Financial Officer
Vikas Desai	53	President & General Manager, Business Units
David J. Anderson	44	Chief Marketing Officer & Strategic Partnerships
Arnaud Lepert	54	Chief Operating Officer
Thurman J. Rodgers	74	Executive Chairman
Devin Whatley(2)(3)	54	Director
Tidjane Thiam(1)	60	Director
Adam Gishen(1) (3)	48	Director
Ronald Pasek(1)(2)	62	Director
Antonio R. Alvarez(2)	67	Director

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.

Executive and Director Compensation

Information with respect to the compensation of the Company’s executive officers is described in the Proxy Statement in the section titled “Executive and Director Compensation” beginning on page 313 of the Proxy Statement, which is incorporated herein by reference

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of the Closing Date, after giving effect to the Closing, by:

•	each person known by the Company to be the beneficial owner of more than 5% of Common Stock upon the Closing of the Business Combination;

•	each of the Company’s executive officers and directors; and

•	all of the Company’s executive officers and directors as a group upon the Closing.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and restricted stock units that are currently exercisable or vested or that will become exercisable or vest within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The beneficial ownership percentages set forth in the table below are based on 43,779,577 shares of Common Stock issued and outstanding as of the Closing Date and other than as noted below.

Name and Address of Beneficial Owner(1)	Number of Shares	Percentage of Common Stock Outstanding
5% or Greater Stockholders:
Ecosystem Integrity Fund II, L.P.(2)	8,399,653	18.2%
Thurman J. (T.J.) Rodgers(3)	7,082,187	15.9%
Freedom Acquisition I LLC(4)	3,371,040	7.7%
Park West Group(5)	3,518,624	7.9%
Entities affiliated with Polar Asset Management Partners Inc.(6)	4,423,506	10.1%
Entities Affiliated with Meteora(7)	4,300,000	9.8%
Named Executive Officers and Directors:
William J. Anderson(7)	1,651,297	3.7%
Antonio R. Alvarez(8)	235,804	*
Vikas Desai	141,425	*
Thurman J. (T.J.) Rodgers(3)	7,082,187	15.9%
Devin Whatley(2)	8,339,653	18.2%
Tidjane Thiam(9)	167,387	*
Adam Gishen(10)	16,737	*
Ronald Pasek	—	—
All current directors and executive officers as a group (10 persons)	17,694,489	39.1%

*	Less than one percent.
(1)	Unless otherwise indicated, the business address of each of the directors and executive officers of the Company is c/o Complete Solaria, Inc., 45700 Northport Loop East, Fremont, CA 94538.
(2)

Includes (i) 5,832,054 shares held by Ecosystem Integrity Fund II, L.P. of which Mr. Devin Whatley is the managing member of the general partner, (ii) 198,346 shares held by EIF CS SPV LLC and (iii) 2,369,253 shares issuable pursuant to Complete Solaria Warrants exercisable within 60 days of the Closing Date. The business address of each of Ecosystem Integrity Fund II, L.P., EIF CS SPV LLC and Mr. Whatley is 20 Richelle Court, Lafayette, California 94549.

(3)

Includes (i) 485,562 shares held by Rodgers Capital, LLC, (ii) 8,842 shares held by Thurman Rodgers, (iii) 5,863,367 shares held by Rodgers Massey Revocable Living Trust and (iv) 724,416 shares issuable pursuant to Complete Solaria Warrants exercisable within 60 days of the Closing Date.

(4)

Freedom Acquisition I LLC, the Sponsor, is the record holder of such shares. Mr. Thiam, Mr. Gishen and Abhishek Bhatia are the three managers of the Sponsor’s board of managers. Each manager of Freedom Acquisition I LLC has one vote, and the approval of a majority of the members of the board of managers is required to approve an action of Freedom Acquisition I LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to Freedom Acquisition I LLC. Based upon the foregoing analysis, no individual manager of Freedom Acquisition I LLC exercises voting or dispositive control over any of the securities held by Freedom Acquisition I LLC even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, expressly disclaims any such beneficial interest to the extent of any pecuniary interest he may have therein, directly or indirectly. NextG Tech Limited, an affiliate of Edward Zeng, a director of FACT, is a member of Freedom Acquisition I LLC.

(5)

Represents shares held by Park West Asset Management LLC (“PWAM”), Park West Investors Master Fund, Limited (“PWIMF”), Park West Partners International, Limited (“PWPI”) and Peter S. Park (“Park,” and together with PWAM, PWIMF and PWPI, the “Park West Group”). PWAM is the investment manager to PWIMF and PWPI. Park, through one or more affiliated entities, is the controlling manager of PWAM. The business address of each of the entities in the Park West Group is 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.

(6)

Represents shares held by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada and the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”), with respect to the shares of common stock directly held by PMSMF. The address for Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(7)

Represents shares held by by Meteora Capital, LLC, a Delaware limited liability company (“Meteora”) and Mr. Vik Mittal (“Mr. Mittal”), with respect to the shares of common stock held by certain funds and managed accounts to which Meteora Capital serves as investment manager (collectively, the “Meteora Funds”). Mr. Mittal serves as the Managing Member of Meteora Capital. The address of the business office of each of the Meteora and Mr. Mittal is 840 Park Drive East, Boca Raton, FL 33444.

(8)

Includes (i) 453,386 shares of common stock, (ii) 1,056,094 shares issuable pursuant to stock options exercisable within 60 days of the Closing Date and (iii) 141,817 shares issuable pursuant to Complete Solaria Warrants exercisable within 60 days of the Closing Date.

(9)	Includes 235,804 shares issuable pursuant to stock options exercisable within 60 days of the Closing Date.
(10)	Includes (i) 155,270 shares of common stock and (ii) 12,117 shares issuable pursuant to Complete Solaria Warrants exercisable within 60 days of the Closing Date.
(11)

Includes Represents shares held by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada and the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”), with respect to the shares of common stock directly held by PMSMF. 1,211 shares issuable pursuant to Complete Solaria Warrants exercisable within 60 days of the Closing Date.

Certain Relationships and Related Business Combination

Certain relationships and related party transactions are described in the Proxy Statement in the section titled “Certain Relationships and Related Party Transactions” beginning on page 323 of the Proxy Statement and such descriptions are incorporated herein by reference.

Legal Proceedings

Certain legal proceedings are described in the Proxy Statement in the section “Business of Complete Solaria, Inc.—Legal Proceedings” beginning on page 274 of the Proxy Statement and such descriptions are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

FACT’s ordinary shares and public warrants were historically traded on The New York Stock Exchange under the symbols “FACT” and “FACT.WS”, respectively. The Common Stock and Warrants began trading on The Nasdaq Stock Market LLC under the new trading symbols “CSLR” and “CSLRW,” respectively, on July 18, 2023.

The FACT units automatically separated into their component securities upon consummation of the Domestication and, as a result, no longer trade as an independent security. As of the Closing Date and following the completion of the Business Combination, the Company had 44,026,228 shares of the Common Stock issued and outstanding held of record by 226 holders, 21,874,891 Warrants outstanding held of record by 197 holders and 3,381,726 Existing Warrants outstanding held of record by 18 holders.

Dividends

The Company has not paid dividends on its Common Stock to date and does not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the board of directors does not anticipate declaring any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning recent sales of unregistered securities.

Description of Registrant’s Securities

Common Stock

A description of the Common Stock is included in the Proxy Statement in the section titled “Description of Securities” beginning on page 349 of the Proxy Statement, which is incorporated herein by reference.

Warrants

A description of the Warrants is included in the Proxy Statement in the section titled “Description of Securities—Warrants” beginning on page 350 of the Proxy Statement, which is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide such directors and executive officers with contractual rights to indemnification and expense advancement.

The foregoing summary is qualified in its entirety by reference to the text of the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.23 and incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the Company’s financial statements and supplementary data.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K concerning the changes in certifying accountant.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

The securities issued in connection with the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On July 18, 2023, the Audit Committee of the Company’s board of directors approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2023. Deloitte previously served as the independent registered public accounting firm of Legacy Complete Solaria prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), FACT’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by Deloitte as the Company’s independent registered public accounting firm, following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

Marcum’s report of independent registered public accounting firm dated April 6, 2023 on the FACT balance sheet as of December 31, 2022, the related statements of operations, changes in shareholders’ deficit and cash flows for each of the two years in the period ended December 31, 2022, and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about FACT’s ability to continue as a going concern. FACT determined that a material weakness exists in its internal control over financial reporting related to the accounting for complex financial instruments, accrued expenses and accounts payable, and foreign exchange transactions.

During the period from December 23, 2020 (FACT’s inception) through December 31, 2022 and the subsequent interim period through March 31, 2023, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on FACT’s financial statements for such periods. During the period from December 23, 2020 (FACT’s inception) through December 31, 2022 and the subsequent interim period through March 31, 2023, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the period from December 23, 2020 (FACT’s inception) through December 31, 2022 and the subsequent interim period through March 31, 2023, (i) the Company did not both (a) consult with Deloitte as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and (b) receive a written report or oral advice that Deloitte concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Company did not consult Deloitte on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Marcum with a copy of the disclosures made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act of 1934, as amended (the “Exchange Act”) and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from Marcum is attached hereto as Exhibit 16.1.

Item 5.01	Changes in Control of Registrant.

The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Business Combination Agreement, a change of control of FACT has occurred, and the stockholders of FACT as of immediately prior to the Closing held approximately 28% of the outstanding shares of Common Stock immediately following the Closing.

Item 5.02	Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

2023 Equity Incentive Plan

At the Special Meeting, the FACT stockholders considered and approved the 2023 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan was previously approved, subject to stockholder approval, by FACT’s board of directors on July 18, 2023. The Equity Incentive Plan became effective immediately upon the Closing. The Equity Incentive Plan initially makes available a maximum number of 8,763,322 shares of Common Stock. Additionally, the number of shares reserved for issuance under the Equity Incentive Plan will automatically increase on January 1 of each year, starting on January 1, 2024 and ending on and including January 1, 2033, in an amount equal to the lesser of (i) 4% of the aggregate number of shares of Common Stock outstanding (or issuable upon conversion or exercise of outstanding instruments) on the final day of the immediately preceding calendar year, or (ii) such lesser number of shares as determined by the Board.

A summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement in the section titled “Proposal No. 6—The Incentive Plan Proposal” beginning on page 198 of the Proxy Statement, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

2023 Employee Stock Purchase Plan

At the Special Meeting, the FACT stockholders considered and approved the 2023 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to stockholder approval, by FACT’s board of directors on July 18, 2023. The ESPP became effective immediately upon the Closing. The ESPP initially makes available for sale a maximum number of 2,628,996 shares of Common Stock. Additionally, the number of shares reserved for issuance under the ESPP will automatically increase on January 1 of each year, starting on January 1, 2024 and ending on and including January 1, 2033, in an amount equal to the lesser of (i) 1% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding calendar year, (ii) 2,000,000 shares of Common Stock, or (iii) such lesser number of shares as determined by the Board.

A summary of the terms of the ESPP is set forth in the Proxy Statement in the section titled “Proposal No. 7—The Employee Stock Purchase Plan Proposal” beginning on page 206 of the Proxy Statement, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.7 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the FACT stockholders considered and approved, among other things, Proposal No. 3–The Governing Documents Proposal (the “Governing Documents Proposal”), which is described in greater detail in the Proxy Statement beginning on page 186 of the Proxy Statement.

The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on July 17, 2023, includes the amendments proposed by the Governing Documents Proposals.

On July 18, 2023, the Company’s board of directors approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the section titled “Description Securities” beginning on page 349 of the Proxy Statement, which is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Mergers, on July 18, 2023, the Company’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the Code of Ethics can be found in the Investor Relations section of the Company’s website at www.completesolaria.com.

Item 5.06	Change in Shell Company Status.

As a result of the Merger, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement in the section titled “Proposal No. 1—The Transaction Proposal” beginning on page 245 of the Proxy Statement, and such disclosure is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On July 17, 2023, the Company issued a press release announcing the Closing. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Legacy Complete Solaria as of and for the years ended December 31, 2022, 2021 and 2020 and the related notes are included in the Proxy Statement beginning on page F-54 of the Proxy Statement and are incorporated herein by reference.

The unaudited condensed financial statements of Legacy Complete Solaria as of thirteen weeks ended April 2, 2023 and three months ended March 31, 2022 are set forth herein as Exhibit 99.2 and are incorporated herein by reference.

The audited financial statements of FACT as of and for the period from December 23, 2020 (inception) to December 31, 2022 and the related notes are included in the Proxy Statement beginning on page F-2 of the Proxy Statement and are incorporated herein by reference.

The unaudited financial statements of FACT as of and for the three months ended March 31, 2022 and the related notes are included in the FACT’s Quarterly Report on Form 10-Q filed on May 16, 2023, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company as of and for the three months ended March 31, 2023 and for the year ended December 31, 2022 is included in the Proxy Statement in the section titled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 232 of the Proxy Statement and incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

2.1	Amended and Restated Business Combination Agreement, dated as of May 26, 2023, by and among Freedom Acquisition I Corp., Jupiter Merger Sub I Corp., Jupiter Merger Sub II LLC, Complete Solar Holding Corporation, and The Solaria Corporation	S-4	333-269674	2.1	May 31, 2023

2.2	Agreement and Plan of Merger, dated as of October 3, 2022, by and between Complete Solar Holding Corporation, Complete Solar Midco, LLC, Complete Solar Merger Sub, Inc., The Solaria Corporation, and Fortis Advisors LLC	S-4	333-269674	2.4	February 10, 2023

3.1	Certificate of Incorporation of New Complete Solaria	8-K	001-40117	3.1	July 21, 2023

3.2	Bylaws of New Complete Solaria	8-K	001-40117	3.2	July 21, 2023

4.1*	Amended and Restated Registration Rights Agreement, dated July 18, 2023, by and among the Company and certain other stockholders party thereto

4.2	Warrant Agreement, dated February 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent	8-K	001-40117	4.1	March 2, 2021

10.1	Form of Lock-Up Agreement from certain of shareholders, officers, and directors of Freedom Acquisition I Corp. and Complete Solaria, Inc.	S-4	333-269674	10.1	February 10, 2023

10.2	Amended and Restated Sponsor Support Agreement, dated as of May 26, 2023	S-4	333-269674	10.2	February 10, 2023

Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

10.3	Company Stockholder Support Agreement, dated as of October 3, 2022	8-K	001-40117	10.3	October 4, 2022

10.4	Form of Convertible Notes Agreement	S-4	333-269674	10.4	February 10, 2023

10.5*#	Complete Solaria, Inc. 2023 Incentive Equity Plan

10.6*#	Forms of Option Grant Notice and Option agreement and Global RSU Grant Notice and Agreement

10.7*#	Complete Solaria, Inc. 2023 Employee Stock Purchase Plan

10.8*#	Amended and Restated Complete Solaria, Inc. Omnibus Incentive Plan

10.9*#	Amended and Restated Complete Solaria, Inc. 2021 Stock Plan

10.10*#	Forms of Option Agreement and Option Exercise under the 2021 Stock Plan

10.11*#	Solaria Corporation 2016 Stock Plan

10.12*#	Forms of Option Agreement and Notice of Exercise under the 2016 Stock Plan

10.13*#	Complete Solar 2011 Stock Plan

10.14*#	Forms of Option Agreement and Option Exercise under the 2011 Stock Plan

10.15*#	Solaria Corporation 2006 Stock Plan

10.16*#	Forms of Option Agreement, Restricted Stock Agreement and Early Exercise under the 2006 Stock Plan

10.17	Letter Agreement, dated February 25, 2021, among the Company and its officers and directors and Freedom Acquisition I LLC	S-4	333-269674	10.7	February 10, 2023

10.18	Bishop Ranch –Building Lease Part I and Bishop Ranch –Building Lease Part II dated October, 3 2018, as amended March 31, 2020	S-4	333-269674	10.15	February 10, 2023

10.19†	Amended and Restated Channel Agreement dated November 27, 2017, as amended, by and between Sunrun Inc. and Complete Solar	S-4	333-269674	10.19	May 11, 2023

10.20†	Distribution Agreement dated as of January 2, 2019, by and between Solaria and Consolidated Electrical Distributors, Inc. doing business as CED Greentech	S-4	333-269674	10.20	May 11, 2023

Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

10.21†	Mosaic Dealer Agreement, dated January 24, 2017, by and among Complete Solar, Inc. and Solar Mosaic, Inc.	S-4	333-269674	10.21	May 11, 2023

10.22#	Form of Employment Agreement between Complete Solaria, Inc. and Executive Officers	S-4	333-269674	10.22	May 11, 2023

10.23*	Form of Indemnification Agreement

10.24*	Forward Purchase Agreement, dated July 13, 2023, between Meteora Special Opportunity Fund I, LP, Meteora Capital Partners, LP and Meteora Select Trading Opportunities Master, LP; Freedom Acquisition I Corp.; and Complete Solaria, Inc.

10.25*	Forward Purchase Agreement, dated July 13, 2023, between Polar Multi-Strategy Master Fund; Freedom Acquisition I Corp. and Complete Solaria, Inc.

10.26*	Forward Purchase Agreement, dated July 13, 2023, between Diametric True Alpha Market Neutral Master Fund, LP, Diametric True Alpha Enhanced Market Neutral Master Fund, LP, and Pinebridge Partners Master Fund, LP; Freedom Acquisition I Corp. and Complete Solaria, Inc.

10.27*	FPA Funding Amount Pipe Subscription Agreements dated July 13, 2023, between Meteora Special Opportunity Fund I, LP, Meteora Capital Partners, LP and Meteora Select Trading Opportunities Master, LP; Freedom Acquisition I Corp.; and Complete Solaria, Inc.

10.28*	FPA Funding Amount Pipe Subscription Agreements dated July 13, 2023, between Polar Multi-Strategy Master Fund; Freedom Acquisition I Corp. and Complete Solaria, Inc.

10.29*	FPA Funding Amount Pipe Subscription Agreements, dated July 13, 2023, between Diametric True Alpha Market Neutral Master Fund, LP, Diametric True Alpha Enhanced Market Neutral Master Fund, LP, and Pinebridge Partners Master Fund, LP; Freedom Acquisition I Corp. and Complete Solaria, Inc.

10.30*	New Money Pipe Subscription Agreements dated July 13, 2023, between Meteora Special Opportunity Fund I, LP, Meteora Capital Partners, LP and Meteora Select Trading Opportunities Master, LP; Freedom Acquisition I Corp.; and Complete Solaria, Inc.

10.31*	New Money Pipe Subscription Agreements, dated July 13, 2023, between Diametric True Alpha Market Neutral Master Fund, LP, Diametric True Alpha Enhanced Market Neutral Master Fund, LP, and Pinebridge Partners Master Fund, LP; Freedom Acquisition I Corp. and Complete Solaria, Inc.

10.32*	Form of Subscription Agreement

16.1*	Letter from Marcum LLP.

Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

99.1*	Press Release, dated July 17, 2023.

99.2*	Unaudited condensed financial statements of Complete Solaria as of April 2, 2023 and for the thirteen weeks ended April 2, 2023 and three months ended March 31, 2022.

99.3*	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Complete Solaria, Inc.

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

#	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPLETE SOLARIA, INC.

Dated: July 24, 2023

	By:	/s/ William J. Anderson
William J. Anderson
Chief Executive Officer